UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 27, 2017

CURE PHARMACEUTICAL HOLDING CORP.
(Exact name of small business issuer as specified in its charter)

Nevada	2834	37-1765151
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Number)	(IRS Employer Identification Number)

1620 Beacon Place, Oxnard, California 93033

(Address of principal executive offices)

(805) 824-0410

(Issuer's telephone number)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15 (d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒ No ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). Yes ☒ No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer”, “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☐	Smaller reporting company	☒
		Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☐ No ☒

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 27, 2017, CURE Pharmaceutical Holding Corp., a Nevada corporation (the “Company”) held a special meeting of stockholders (the “Meeting”) at the Company’s corporate office located at 1620 Beacon Place, Oxnard, California 93033. At the Meeting, the stockholders voted on the following proposals described in detail in the Company’s definitive proxy statement for the Meeting filed with the Securities and Exchange Commission on December 13, 2017. As of the record date for the Meeting, there were 23,901,252 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), issued and outstanding and entitled to one vote for each share held. The holders of 50.15% of the Company’s shares of common stock outstanding submitted votes by proxy or in person at the Meeting, constituting a quorum. Set forth below are the final voting results for each of the proposals:

Proposal 1: Approval of the CURE Pharmaceutical Holding Corp. 2017 Equity Incentive Plan

The 2017 Equity Incentive Plan was approved and the voting results of the shares of the Company’s Common Stock were as follows:

For	Against	Abstain	Broker Non-Votes
10,904,298	969,026	112,840	0

Proposal 2: Advisory Vote to Approve Executive Compensation

The executive compensation was approved and the voting results of the shares of the Company’s Common Stock were as follows:

For	Against	Abstain	Broker Non-Votes
11,350,724	522,303	113,137	0

Proposal 3: Advisory Vote on the Frequency of Future Advisory Votes to Approve Executive Compensation

The Company’s Board of Directors’ recommendation of submitting shareholder advisory votes to approve executive compensation every three years was approved and the voting results of the shares of the Company’s Common Stock were as follows:

For 1 Year	For 2 Years	For 3 Years	Abstain
670,914	2,850	11,198,868	113,532

Proposal 4: Ratification of Selection of Independent Auditor

The Company’s Board of Directors’ selection of the public accounting firm of RBSM LLP as the Company’s fiscal 2018 independent auditors was ratified and the voting results of the shares of the Company’s Common Stock were as follows:

For	Against	Abstain	Broker Non-Votes
11,354,852	4,500	627,082	0

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CURE PHARMACEUTICAL HOLDING CORP.

Date: December 29, 2017	By:	/s/ Rob Davidson
	Name:	Rob Davidson
	Title:	Chief Executive Officer

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